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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


Cygnet Financial Corporation:



     We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Combined Financial Data" in the prospectus.



                                               /s/ KPMG PEAT MARWICK LLP



Phoenix, Arizona


July 21, 1998